UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-02201

                         Cutwater Select Income Fund

(Exact name of registrant as specified in charter)

113 King Street

                             Armonk, NY 10504

(Address of principal executive offices) (Zip code)

Clifford D. Corso

113 King Street

                             Armonk, NY 10504

(Name and address of agent for service)

Registrant’s telephone number, including area code:  914-273-4545

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CUTWATER SELECT INCOME FUND SHAREHOLDER LETTER – 09/30/13

October 21, 2013

DEAR SHAREHOLDERS:

In the last six months, markets have exhibited divergent results across stocks, corporate bonds, and other fixed income securities as investors responded to the U.S. Federal Reserve’s expected reduction in its accommodative monetary policy (Quantitative Easing or “QE”) and the policy actions of other global central banks. The Federal Reserve surprised the market in May by indicating that tapering of QE could begin as early as September. As a result, the 10-year U.S. Treasury yield increased sharply during the period, rising from 1.85 percent at March 28, 2013 to a peak of 3.00 percent in early September. Corporate spreads were moderately volatile during the period while stocks trended higher. At the September Fed meeting, the Federal Reserve again surprised the market by not tapering, which robbed the markets of a degree of certainty. This uncertainty was compounded by the debate in Washington over the shutdown of the federal government and extension of the U.S. debt ceiling. During this period the European Central Bank stated it would maintain its stimulative monetary policies. The yields on the sovereign debt of Spain and Italy have since fallen and their refinancing risk has diminished. Japan adopted the Federal Reserve’s playbook and announced its own accommodative monetary policies to spur growth. The prospect of tapering by the Federal Reserve negatively affected emerging markets as liquidity in those markets declined as U.S. yields rose. Emerging market countries that have large current account deficits and are energy importers experienced the most impact.

We believe we are in the beginning of the fourth phase of our multi-year forecast: the Self-Sustaining Recovery phase. Our view is predicated on the belief that consumers will continue to benefit from improving household balance sheets and the tepid but recovering job market. We believe the business sector will benefit from more confident consumers and growing world GDP, which the IMF expects to grow 3.6 percent in 2014 (versus a projected 2.9 percent in 2013). Indeed, with China growing near 7.5 percent and the U.S. ticking upwards beyond 2 percent, Japan benefiting from accommodative economic policies, and Europe turning the corner from stagnation to growth, we now have over 65 percent of world GDP stable or growing. Given our belief in an improving economy, we see several implications for investors going forward. We expect interest rates to rise, reflecting real GDP growth and inflation over time. We also expect that spreads will continue to compress moderately as absolute yields become more attractive and corporate fundamentals are supported by an economy that continues on its checkmark-like recovery.

Economic fundamentals in the U.S. continue to improve, consistent with our outlook of below-trend yet self-sustaining GDP growth. The U.S. consumer has remained resilient as tax increases in the beginning of the year have only moderately dampened consumer spending. Housing has improved in most markets, helping growth in 2013. Auto sales have also exhibited continued strength, with annualized sales exceeding fifteen million units, up from this cycle’s low of approximately nine million units. Consumer confidence has improved alongside consumer balance sheets, reflecting the stronger stock market and increase in home prices. Income growth has been lackluster, however, despite a slow decline in the unemployment rate to the current 7.2 percent. European growth has begun to slowly improve and Spain recently reported marginally positive GDP, signaling the end of the recession there. Ongoing concerns over dysfunction in Washington, the modest postponement of the debt ceiling until February 2014, and continued uncertainty around U.S. fiscal policy may contribute to future periods of market volatility.

The corporate sector continues to exhibit solid fundamentals as management teams have focused on reducing costs and maintaining financial flexibility. Cash flow and earnings comparisons have generally held up well although we have seen some softness in certain sectors due to lower commodity prices. Given low yields and receptive capital markets, we remain concerned about corporations adding leverage to enhance shareholder returns at the expense of creditors, and we closely monitor our holdings for this risk. We are generally constructive on the corporate segment of the fixed income market, including leveraged finance, where we expect default rates to remain low. Indeed, Moody’s is forecasting that the global speculative-grade default rate will be essentially unchanged from 2.8 percent at September 2013 to 2.7 percent in September 2014, substantially below the long term average.

As of September 30, 2013, the Fund had a Net Asset Value (NAV) of $20.40 per share. This represents a 5.2 percent decrease from $21.53 per share at March 31, 2013. On September 30, 2013, the Fund’s closing price on the New York Stock Exchange was $17.79 per share, representing a 12.79 percent discount to NAV per share, compared with a 6.83 percent discount as of March 28, 2013. The market trading discount was at 12.85 percent as of market close on October 21, 2013.

One of the primary objectives of the Fund is to maintain a high level of income. On September 13, 2013 the Board of Trustees declared a dividend payment of $0.265 per share payable November 5, 2013 to shareholders of record on October 4, 2013. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.06 per share in dividends, representing a 5.97 percent dividend yield based on the market price on October 21, 2013 of $17.77 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 09/30/13	1 Year to 09/30/13	3 Years to 09/30/13	5 Years to 09/30/13	10 Years to 09/30/13
Cutwater Select Income Fund	-2.57%	1.07%	6.27%	10.46%	5.29%[2]
Barclays U.S. Credit Index[3]	-2.74%	-1.90%	4.13%	8.54%	5.19%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: BNY Mellon for all periods except 10-year returns, which are from Lipper Inc.

3 – Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 5- and 10-year historical periods (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering during the third quarter of 2009. In addition to the impact from the August 2009 rights offering, the 10-year performance was also reduced by the 4.5 percent dilution of net asset value resulting from the rights offering during the fourth quarter of 2003. After adjusting for the impact of both rights offerings, we estimate the 5-year annualized return to be 11.52 percent, and 10-year annualized return to be 6.28 percent. The returns noted in the table above are actual returns as calculated by BNY Mellon and Lipper and do not adjust for dilution from the rights offerings.

All major fixed income sectors exhibited negative returns for the six-month period ending September 30, 2013, reflecting the sharp increase in interest rates. The Fund’s returns for the period were adversely affected by the increase in U.S. Treasury yields and modest spread widening in corporate and other non-government fixed income securities, and the Fund outperformed its benchmark by 0.17 percent. Typically rates and spreads exhibit an inverse relationship; however, in May and June they were both moving the same way: rates and spreads both increased. We believe that the relationship will normalize over time and, indeed, we have seen spreads begin to compress.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding U.S. Treasuries but will maintain meaningful exposure to corporate bonds. We try to look through periods of volatility to focus on an investment’s long term creditworthiness and to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2013:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at Net Asset Value (NAV) or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Cutwater Investment Services Corp., may be reached at 866-766-3030.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2013

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (82.41%)
AUTOMOTIVE (1.29%)
Ford Holdings Co. Gty., 9.30%, 03/01/30	Baa3/BBB-	$1,000	$1,357,877
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BBB-	500	635,278
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.875%, 08/02/21	Baa3/BBB-	750	833,721

			2,826,876

CHEMICALS (3.02%)
Braskem Finance, Ltd., Co Gty., 7.00%, 05/07/20, 144A	Baa3/BBB-	500	527,500
Braskem Finance, Ltd., Co Gty., 5.375%, 05/02/22, 144A	Baa3/BBB-	750	701,250
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	637,687
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	444,564
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	Baa1/BBB	500	502,481
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	Baa1/BBB	1,500	1,571,793
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,222,434

			6,607,709

DIVERSIFIED FINANCIAL SERVICES (14.55%)
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18, 144A	Baa2/NA	1,000	1,052,500
Ally Financial, Inc., Co. Gty., 7.50%, 09/15/20	B1/B+	315	353,981
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa2/A-	190	212,880
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A-	500	566,669
BNP Paribas SA, Jr. Sub. Notes, 5.186%, 06/29/15, 144A(b),(c)	Ba2/BBB	1,000	1,010,100
CDP Financial, Inc., Co. Gtd., 4.40%, 11/25/19, 144A	Aaa/AAA	400	443,769
Chase Capital II, Ltd. Gtd., Series B, 0.765%, 02/01/27(b),(d)	Baa2/BBB	70	56,700
Citigroup, Inc., Sr. Unsec. Notes, 8.50%, 05/22/19	Baa2/A-	595	759,959
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa2/A-	125	173,603
CoBank ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NA/A-	500	610,014
Deutsche Bank AG, Sub. Notes, 4.296%, 05/24/28(b),(d)	Baa3/BBB	1,750	1,580,527
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	255,152
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/A-	3,000	3,359,466
General Electric Capital Corp., Jr. Sub. Notes, Series A, 7.125%, 06/15/22(b),(c)	Baa1/AA-	3,500	3,806,250
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	A1/AA+	230	263,910
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	A1/AA+	1,000	1,225,548
Goodman Funding Pty, Ltd., Co. Gty., 6.375%, 04/15/21, 144A	Baa2/BBB	1,050	1,162,071
HSBC USA Capital Funding LP, Bank Gtd., 10.176%, 06/30/30, 144A(b),(c)	Baa2/BBB+	2,180	3,095,600
HSBC USA Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(d)	NA/BBB+	2,500	2,541,888
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	A2/A	175	185,244
JPMorgan Chase & Co., Sr. Unsec. Notes, 4.35%, 08/15/21	A2/A	105	108,766
JPMorgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17	A1/A	1,000	1,144,154
Merrill Lynch & Co., Inc., Sr. Unsec. Notes, 6.875%, 04/25/18	Baa2/A-	1,000	1,178,505
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	Baa1/A-	300	341,387
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A	Baa2/BBB	100	101,416
UBS AG Stamford CT, Bank Notes, 4.875%, 08/04/20	A2/A	250	279,469
UBS AG Stamford CT, Sub. Notes, 7.625%, 08/17/22	NR/BBB-	2,000	2,211,126
UBS Preferred Funding Trust V, Jr. Sub. Notes, Series 1, 6.243%, 05/15/16(b),(c)	Ba2/BBB-	500	532,500
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 11/07/13(b),(c)	Baa3/BBB+	3,500	3,167,500

			31,780,654

ENERGY (16.36%)
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26	A3/A-	500	637,568
APT Pipelines, Ltd., Co. Gty., 3.875%, 10/11/22, 144A	Baa2/BBB	2,000	1,849,554
BG Energy Capital PLC, Co. Gty., 6.50%, 11/30/72(b),(d)	Baa1/BBB	2,250	2,411,775
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A1/A	850	1,142,290
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17, 144A(d)	Ba2/BB+	1,000	1,097,500

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ENERGY (Continued)
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	$1,000	$1,061,809
DCP Midstream LLC, Jr. Sub. Notes, 5.85%, 05/21/43, 144A(b),(d)	Baa3/BB	1,940	1,775,100
EL Paso Corp., Sr. Sec. Notes, 8.05%, 10/15/30	Ba2/BB	1,000	1,030,750
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(d)	Baa2/BBB-	1,000	1,112,500
EQT Corp., Sr. Unsec. Notes, 4.875%, 11/15/21	Baa3/BBB	1,455	1,501,954
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	120	156,250
Gibson Energy Inc, Sr. Unsec. Notes, 6.75%, 07/15/21, 144A(d)	Ba3/BB	1,350	1,393,875
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(d)	NA/BBB-	1,000	1,050,765
KazMunayGas National Co., Sr. Unsec. Notes, 11.75%, 01/23/15, 144A	Baa3/BBB-	500	558,125
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A	Baa3/BBB-	500	547,500
Linn Energy LLC/Linn Energy Finance Corp., Co. Gty., 6.75%, 11/01/19, 144A(d)	B2/B	500	471,250
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Baa2/BBB	1,000	1,065,000
Motiva Enterprises LLC, Sr. Unsec. Notes, 5.75%, 01/15/20, 144A	A2/A	64	73,230
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/A	124	154,123
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19	Baa2/BBB	625	802,507
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa1/BBB	250	301,875
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa1/BBB	750	832,500
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19, 144A	Baa3/BBB	500	641,250
Pride International, Inc., Co. Gty., 8.50%, 06/15/19	Baa1/BBB+	500	634,063
Pride International, Inc., Co. Gty., 6.875%, 08/15/20	Baa1/BBB+	500	595,885
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22, 144A	Baa2/BBB+	1,250	1,252,643
Samson Investment Co., Co. Gty., 10.25%, 02/15/20, 144A(d)	B3/CCC+	1,000	1,060,000
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19	Ba3/BB-	1,000	1,048,940
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,103,928
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Baa3/BBB-	500	561,870
Valero Energy Corp., Co. Gty., 9.375%, 03/15/19	Baa2/BBB	124	160,647
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,263,755
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	735,333
Weatherford International, Ltd. Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB-	2,000	2,070,396
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,496,850
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BBB-	81	98,707

			35,752,067

FOOD AND BEVERAGE (0.59%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	A3/A	325	408,945
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A3/A	27	39,720
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19	Baa2/BBB-	125	155,645
Delhaize Group SA, Co. Gty., 5.70%, 10/01/40	Baa3/BBB-	709	692,591

			1,296,901

HEALTHCARE (1.02%)
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB+	750	770,625
Fresenius US Finance II, Inc., Co. Gty., 9.00%, 07/15/15, 144A	Ba1/BB+	250	277,500
Monsanto Co. (Pharmacia Corp.), Co. Gty., 6.50%, 12/01/18	A1/AA	500	606,795
Mylan, Inc., Co. Gty., 7.875%, 07/15/20, 144A(d)	Baa3/BBB-	500	570,534

			2,225,454

INDUSTRIAL (3.26%)
Affinion Group, Inc., Co. Gty., 11.50%, 10/15/15(d)	Caa3/CCC-	460	400,200
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Ba1/BBB-	640	667,661
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Ba1/BBB-	244	216,716
Altria Group, Inc., Co. Gty., 9.70%, 11/10/18	Baa1/BBB	317	419,082
ArcelorMittal, Sr. Unsec. Notes, 6.75%, 02/25/22	Ba1/BB+	1,200	1,263,000
ArcelorMittal, Sr. Unsec. Notes, 7.50%, 10/15/39	Ba1/BB+	405	383,738
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	544,259

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
INDUSTRIAL (Continued)
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A	Baa2/BBB	$1,000	$1,133,936
Ingersoll-Rand Global Holding Co., Ltd., Co. Gty., 6.875%, 08/15/18	Baa2/BBB	185	219,257
Meccanica Holdings USA, Inc., Co. Gty., 6.25%, 07/15/19, 144A	Ba1/BB+	129	132,870
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	613,933
Waste Management, Inc., Co. Gty., 7.125%, 12/15/17	Baa3/BBB	500	584,241
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa3/BBB	500	537,975

			7,116,868

INSURANCE (8.09%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	1,800	2,179,656
Allstate Corp., Jr. Sub. Notes, 6.50%, 05/15/57(b),(d)	Baa1/BBB	2,200	2,244,000
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/58(b),(d)	Baa2/BBB	2,500	2,926,250
Guardian Life Insurance Co. of America, Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	136,860
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/15/37, 144A(b),(d)	Baa3/BB	500	507,500
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/58, 144A(b),(d)	Baa3/BB	1,000	1,475,000
Liberty Mutual Group, Inc., Sr. Unsec. Notes,, 7.00%, 03/15/34, 144A	Baa2/BBB-	250	283,311
Lincoln National Corp., Jr. Sub. Notes, 6.05%, 04/20/67(b),(d)	Baa3/BBB	500	490,000
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	723,992
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/38, 144A(d)	Baa2/BBB	500	635,000
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/39(d)	Baa2/BBB	1,000	1,470,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	296,295
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	127,511
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/38(b),(d)	Baa2/BBB+	1,000	1,210,000
Prudential Financial, Inc., Jr. Sub. Notes, 5.875%, 09/15/42(b),(d)	Baa2/BBB+	2,500	2,450,000
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/37(b),(d)	A3/NR	500	530,000

			17,685,375

MEDIA (7.52%)
CBS Corp., Co. Gty., 8.875%, 05/15/19	Baa2/BBB	350	447,419
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,468,438
COX Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,637,136
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	572,570
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	171,556
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,426,440
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/NA	100	108,500
Nara Cable Funding, Ltd., Sr. Sec. Notes, 8.875%, 12/01/18, 144A(d)	B1/B+	1,200	1,266,000
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,578,730
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,482,635
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	3,975,096
Viacom, Inc., Co. Gty., 7.875%, 07/30/30	Baa2/BBB	250	303,041

			16,437,561

MINING (3.80%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa2/BBB	500	625,992
AngloGold Ashanti Holdings PLC, Co. Gty., 5.375%, 04/15/20	Baa3/BB+	310	276,934
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18	Baa2/BBB	500	572,194
Coeur d’Alene Mines Corp., Co. Gty., 7.875%, 02/01/21, 144A(d)	B3/BB-	750	757,500
FMG Resources August 2006 Property Ltd., Co. Gty., 6.875%, 04/01/22, 144A(d)	B1/B+	1,200	1,200,000
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB	250	327,999
Newcrest Finance Property, Ltd., Co. Gty., 4.45%, 11/15/21, 144A	Baa3/BBB-	1,500	1,289,759
Rio Tinto Finance USA, Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	110,303
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(d)	Baa2/BBB	1,000	929,383

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
MINING (Continued)
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(d)	Baa2/BBB	$1,415	$1,203,366
Xstrata Canada Financial Corp., Co. Gty., 4.95%, 11/15/21, 144A	Baa2/BBB	1,000	1,000,129

			8,293,559

PAPER (2.01%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22(d)	Baa3/BBB-	1,085	1,054,046
Smurfit Kappa Treasury Funding, Ltd., Sr. Sec. Notes, 7.50%, 11/20/25	Ba2/BB	2,000	2,170,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Baa3/BBB	1,000	1,174,438

			4,398,484

REAL ESTATE INVESTMENT TRUST (REIT) (2.65%)
Biomed Realty LP, Co. Gty., 6.125%, 04/15/20(d)	Baa3/BBB-	350	389,044
Duke Realty LP, Co. Gty., 6.50%, 01/15/18	Baa2/BBB-	500	575,257
Duke Realty LP, Co. Gty., 8.25%, 08/15/19	Baa2/BBB-	500	621,653
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17	Baa1/A-	290	328,513
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(d)	Baa2/BBB	1,500	1,602,935
Host Hotels & Resorts LP, Co. Gty., 6.00%, 11/01/20(d)	Baa3/BBB-	1,000	1,082,692
WEA Finance, LLC, Co. Gty., 7.125%, 04/15/18, 144A	A2/A-	500	595,224
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A	A2/A-	500	594,507

			5,789,825

RETAIL & RESTAURANT (0.34%)
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16	Baa2/BBB-	500	552,986
Limited Brands, Inc., Co. Gty., 8.50%, 06/15/19	Ba1/BB+	150	178,875

			731,861

TECHNOLOGY (0.08%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/BBB+	60	66,400
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(d)	Ba2/BB+	100	105,750

			172,150

TELECOMMUNICATIONS (9.91%)
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Notes, 8.50%, 11/15/18	A3/BBB+	229	293,460
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa3/BBB-	1,000	1,203,812
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,771,376
Digicel, Ltd., Sr. Unsec. Notes, 6.00%, 04/15/21, 144A(d)	B1/NA	500	470,000
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba2/BB-	500	555,000
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba2/BB-	500	490,000
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa2/BBB+	1,500	1,719,521
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	920,000
Level 3 Financing, Inc., Co, Gty., 10.00%, 02/01/18(d)	B3/CCC+	610	653,462
MetroPCS Wireless, Inc., Co. Gty., 6.25%, 04/01/21, 144A(d)	Ba3/BB	935	939,675
MetroPCS Wireless, Inc., Co. Gty., 6.625%, 04/01/23, 144A(d)	Ba3/BB	1,325	1,328,313
NII Capital Corp., Co. Gty., 7.625%, 04/01/21(d)	Caa2/CCC	635	450,850
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(d)	Baa3/BBB-	1,000	1,000,525
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(d)	Baa3/BBB-	1,100	1,065,566
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(d)	Baa3/BBB-	500	490,723
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B1/BB-	1,500	1,338,750
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B1/BB-	1,000	1,016,250
Telecom Italia Capital SA, Co. Gty., 6.999%, 06/04/18	Baa3/BBB-	1,000	1,097,949
Telecom Italia Capital SA, Co. Gty., 6.00%, 09/30/34	Baa3/BBB-	1,000	822,453
Telecom Italia Capital SA, Co. Gty., 7.20%, 07/18/36	Baa3/BBB-	250	232,291
Trilogy International Partners LLC/Trilogy International Finance, Inc., Sr. Sec. Notes, 10.25%, 08/15/16, 144A(d)	Caa1/CCC	100	96,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
TELECOMMUNICATIONS (Continued)
Verizon Communications, Inc., Sr. Unsec. Notes, 8.75%, 11/01/18	Baa1/BBB+	$180	$231,249
Verizon Communications, Inc., Sr. Unsec. Notes, 7.75%, 12/01/30	Baa1/BBB+	1,646	2,024,114
Windstream Corp, Co. Gty., 7.75%, 10/01/21, 144A(d)	B1/B	425	438,813

			21,650,152

TRANSPORTATION (3.18%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(d)	Baa2/BBB	250	278,750
British Airways PLC, Pass Through Certs., 5.625%, 06/20/20, 144A	Ba1/BBB	600	616,500
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 08/02/18	Ba1/BB	296	307,736
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 11/01/20	Baa2/BBB	823	934,665
Continental Airlines, Pass Through Certs., Series 2000-2, Class A2, 7.707%, 04/02/21	Baa3/BBB-	1,203	1,350,726
Delta Air Lines, Pass Through Certs, Series 1993, Class A2, 10.50%, 04/30/16(e)	WR/NR	342	70,635
ERAC USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,777,316
Federal Express Corp., Pass Through Certs, Series 1996, Class B2, 7.84%, 01/30/18(d)	A3/BBB	1,000	1,125,020
United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 08/15/21	NA/BB+	500	493,750

			6,955,098

UTILITIES (4.73%)
Avista Corp., 5.95%, 06/01/18	A3/A-	500	585,285
Dominion Resources, Inc., Sr. Unsec. Notes, Series 07-A, 6.00%, 11/30/17	Baa2/A-	500	577,036
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21(d)	Ba1/BB	1,000	1,022,500
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,153,043
Electricite de France SA, Sub., 5.25%, 01/29/23, 144A(b),(c)	A3/BBB+	2,000	1,891,800
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,168,526
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A3/BBB+	500	614,129
NextEra Energy Capital Holding, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b),(d)	Baa2/BBB	500	542,500
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	559,948
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,125,520
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	80	97,135

			10,337,422

TOTAL CORPORATE DEBT SECURITIES (Cost of $163,763,035)			180,058,016

ASSET BACKED SECURITIES (2.62%)
ALM Loan Funding, Series 2012-7A, Class A2, 2.566%, 10/19/24, 144A(b)	NR/AA	2,000	2,010,456
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.449%, 05/25/36, 144A(b)	A3/AAA	44	41,699
Dryden XXIV Senior Loan Fund Notes, Class A, CLO, 1.694%, 11/15/23, 144A(b)	Aaa/AAA	2,500	2,502,900
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(f)	A2/AA-	94	91,670
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(f)	Ca/CCC	156	92,513
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	267	279,077
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	655	697,921

TOTAL ASSET BACKED SECURITIES (Cost of $5,707,405)			5,716,236

COMMERCIAL MORTGAGE-BACKED SECURITIES (8.89%)
Banc of America Merrill Lynch Commercial Mortgage, Inc, Series 2006-2, Class AJ, 5.959%, 05/10/45(b)	NA/BBB-	1,000	1,049,801
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class AM, 5.959%, 05/10/45(b)	NA/AA-	1,440	1,588,637
CGBAM Commerical Mortgage Trust 2013—BREH, 3.032%, 05/15/30, 144A(b)	Baa3/NA	1,790	1,793,949
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AM, 5.531%, 01/15/46(b)	Baa2/A-	2,500	2,645,952
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22, 144A	A1/AA+	2,000	2,075,798

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.279%, 05/15/23, 144A(b),(d)	NA/A	$735	$639,595
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, 6.075%, 06/15/38(b)	A2/BB	2,000	2,172,504
Ml-CFC Commercial Mortgage Trust 2006-3, 5.485%, 07/12/46(b)	Ba2/NA	1,000	965,197
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.437%, 10/15/22, 144A(b)	NA/A	2,710	2,404,935
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.36%, 11/12/41	A2/NA	2,000	2,194,220
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.993%, 08/12/45, 144A(b)	Baa2/NA	210	230,371
Spirit Master Funding LLC, Series 2006-1A, Class A, 5.76%, 03/20/24, 144A	Baa2/BB+	1,673	1,660,436

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $19,323,227)			19,421,395

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.79%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	1	635
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	2	1,558
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	401	443,384
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	1	680
FNMA Pool # 124012, 12.50%, 10/01/15	Aaa/AA+	2	1,729
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	16	18,524
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	8	8,768
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	4	4,535
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	3	2,985
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	558	625,462
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	398	434,124
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	113	123,609
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	17	17,576
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	17	19,207
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	19	21,838
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	10	11,399

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $1,448,100)			1,736,013

MUNICIPAL BONDS (1.42%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57	A2/A+	175	180,976
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	163,055
State of California, Build America Bonds, GO, 7.625%, 03/01/40	A1/A	1,500	1,961,205
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A3/A-	755	802,792

TOTAL MUNICIPAL BONDS (Cost of $2,665,398)			3,108,028

U.S. TREASURY SECURITIES (0.34%)
U.S. Treasury Note, 1.00%, 10/31/16	Aaa/AA+	725	731,740

TOTAL U.S. TREASURY SECURITIES (Cost of $726,904)			731,740

		Shares
COMMON STOCK (0.02%)
MEDIA (0.02%)
Quad Graphics, Inc.		1,617	49,092

TRANSPORTATION (0.00%)
Delta Air Lines, Inc.		1	13

TOTAL COMMON STOCK (Cost of $74,501)			49,105

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Shares	Value (Note 1)
PREFERRED STOCK (1.23%)
CoBank ACB, Series F, 6.250% (g)	20,000	$1,900,626
Federal Home Loan Mortgage Corp, Series Z, 0.000% (g),(h)	53,779	314,607
US BANCORP, Series A, 3.500% (g)	615	464,054

TOTAL PREFERRED STOCK (Cost of $3,868,939)		2,679,287

RIGHTS (0.00%)
XO Holdings, Inc., Expire 12/31/99	13	—

TOTAL RIGHTS (Cost of $0)		—

TOTAL INVESTMENTS (97.72%)
(Cost $197,577,509)		213,499,820

OTHER ASSETS AND LIABILITIES (2.28%)		4,987,670

NET ASSETS (100.00%)		$218,487,490

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2013 and may have changed subsequently.
(b)	Variable rate security. Rate disclosed is as of September 30, 2013.
(c)	Security is perpetual. Date shown is next call date.
(d)	This security is callable.
(e)	Investment was in default as of September 30, 2013.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2013.
(g)	Non-income producing security.
(h)	Dividend was discontinued as of September 7, 2008.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2013, these securities amounted to $63,070,825 or 27.35% of net assets.

Legend

Certs. - Certificates

CLO - Collateralized Loan Obligation

Co. Gty. - Company Guaranty

Debs. - Debentures

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

Gtd. - Guaranteed

Jr. - Junior

LLC - Limited Liability Company

Ltd. - Limited

NA - Not Available

NR - Not Rated

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

WR - Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2013

Assets:
Investment in securities, at value (amortized cost $197,577,509) (Note 1)	$213,499,820
Cash	1,654,905
Receivables for Investments Sold	121
Interest receivable	3,456,580
Dividend receivable	36,760
Prepaid expenses	27,563

TOTAL ASSETS	218,675,749

Liabilities:
Payable to Investment Adviser	79,544
Accrued expenses payable	108,715

TOTAL LIABILITIES	188,259

Net assets: (equivalent to $20.40 per share based on 10,708,597 shares of capital stock outstanding)	$218,487,490

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	217,372,775
Accumulated net investment income	373,915
Accumulated net realized loss on investments	(15,288,597)
Net unrealized appreciation on investments	15,922,311

$218,487,490

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2013

Investment Income:
Interest		$6,416,372
Dividends		74,588

Total Investment Income		6,490,960

Expenses:
Investment advisory fees (Note 4)	$496,325
Administration fees	95,858
Transfer agent fees	23,900
Trustees’ fees (Note 4)	48,040
Audit fees	12,695
Legal fees and expenses	39,238
Reports to shareholders	42,683
Custodian fees	11,731
Insurance	18,248
NYSE fee	12,534
Miscellaneous	24,041

Total Expenses		825,293

Net Investment Income		5,665,667

Realized and unrealized gain (loss) on investments:
Net realized gain from security transactions		1,852,381

Unrealized appreciation (depreciation) of investments:
Beginning of the period	29,885,365
End of the period	15,922,311

Change in unrealized (depreciation) of investments		(13,963,054)

Net realized and unrealized (loss) on investments		(12,110,673)

Net increase in net assets resulting from operations		$(6,445,006)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2013 (Unaudited)	Year ended March 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$5,665,667	$11,333,464
Net realized gain from security transactions (Note 2)	1,852,381	4,596,190
Change in unrealized appreciation (depreciation) of investments and warrants	(13,963,054)	7,946,703

Net increase (decrease) in net assets resulting from operations	(6,445,006)	23,876,357

Distributions:
Distributions to shareholders from net investment income	(5,675,557)	(11,592,057)

Increase (decrease) in net assets	(12,120,563)	12,284,300
Net Assets:
Beginning of period	230,608,053	218,323,753

End of period	$218,487,490	$230,608,053

Accumulated net investment income	$373,915	$383,805

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended September 30, 2013 (Unaudited)		Year ended March 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$21.53		$20.39	$20.01	$19.10	$15.63	$19.01

Net investment income	0.53		1.06	1.08	1.14 (1)	1.19	1.06
Net realized and unrealized gain (loss) on investments	(1.13)		1.16	0.45	0.92	4.31	(3.29)

Total from investment operations	(0.60)		2.22	1.53	2.06	5.50	(2.23)

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—		—	—	—	(0.88)	—

Less distributions:
Dividends from net investment income	(0.53)		(1.08)	(1.15)	(1.15)	(1.15)	(1.15)

Total distributions	(0.53)		(1.08)	(1.15)	(1.15)	(1.15)	(1.15)

Net asset value, end of period	$20.40		$21.53	$20.39	$20.01	$19.10	$15.63

Per share market price, end of period	$17.79		$19.63	$19.74	$18.03	$17.12	$13.77

Total Investment Return(2)
Based on market value	(8.81	)%(3)	11.49%	16.37%	12.23%	33.60%	(13.62)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	218,487		230,608	218,324	214,266	125,253	76,720
Ratio of expenses to average net assets(4)	0.74	%(4)	0.74%	0.74%	0.79%	0.85%	1.21%
Ratio of net investment income to average net assets	5.05	%(4)	5.03%	5.37%	5.76%	6.16%	6.18%
Portfolio turnover rate	8.75	%(3)	20.39%	19.60%	19.91%	15.40%	21.46%
Number of shares outstanding at the end of the period (in 000’s)	10,709		10,709	10,709	10,709	6,559	4,908

(1)	The selected per share data was calculated using the average shares outstanding method.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Not annualized.
(4)	Annualized

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Cutwater Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board of Trustees. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2013, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2013.

	Total Market Value at 09/30/13	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$180,058,016	$—	$180,058,016	$—
ASSET BACKED SECURITIES	5,716,236	—	5,716,236	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	19,421,395	—	19,421,395	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	1,736,013	—	1,736,013	—
MUNICIPAL BONDS	3,108,028	—	3,108,028	—
U.S. TREASURY SECURITIES	731,740	—	731,740	—
COMMON STOCK*	49,105	49,105	—	—
PREFERRED STOCK	2,679,287	2,679,287	—	—
TOTAL INVESTMENTS	$213,499,820	$2,728,392	$210,771,428	$—

*	See schedule of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to Fund policy, transfers between levels are considered to have occurred at the beginning of the reporting period. For the six months ended September 30, 2013, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. Rights are valued at zero as of September 30, 2013 and are included in the Level 3 investments.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

B.	Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2010-2012) or expected to be taken on the Fund’s 2013 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2013 and 2012 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2013	$11,592,057	$ —	$ —	$11,592,057
FY 2012	$12,314,889	$ —	$ —	$12,314,889

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

At March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Total*	Accumulated Ordinary Income	Capital Loss Carryforward and Other	Late Year Losses Deferred	Net Unrealized Appreciation
$13,128,192	$912,926	$(16,977,733)	$(104,931)	$29,297,930

*	Temporary differences include book amortization, book accretion, and late year losses deferred, if any, which will be recognized for the tax year ending March 31, 2013.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act are in effect for the Fund’s fiscal year ended March 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2013, the capital loss carryovers available to offset possible future capital gains and the expiration dates from pre-enactment taxable years were as follows:

Amount	Expiration Date
$ 5,137,124	2016
10,295,168	2017
1,545,441	2018

There were no post-enactment capital loss carryovers as of March 31, 2013.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the Fund elected to defer losses in the amount of $104,931.

At September 30, 2013, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate Tax Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
$197,577,509	$15,922,311	$20,463,542	$(4,541,231)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2013:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$—	$4,617,574
Other Investment Securities	$19,281,340	$14,832,014

Note 3 – Capital Stock – At September 30, 2013, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration and Trustee Compensation – Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2013 was $48,040. Certain officers of the Fund are also directors, officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2013, there were no amounts due to the Trustees.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2013 the Fund issued no shares under this Plan.

Note 6 – Rights Offering – On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

Note 7 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including a majority of those trustees who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated October 31, 2005 and amended and restated June 30, 2006 (the “Agreement”) between the Cutwater Select Income Fund (formerly, Rivus Bond Fund) (the “Fund”) and Cutwater Investor Services Corp. (the “Adviser” or “CISC”). The Adviser is a wholly owned subsidiary of Cutwater Holdings, LLC, which is a wholly owned subsidiary of MBIA, Inc. The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (ix) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser’s financial statements and its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. The Trustees considered the services provided to the Fund by the Adviser as compared to services provided by other advisers which manage funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

SHAREHOLDER INFORMATION (Unaudited) — continued

The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to 8 other non-leveraged investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (“Peer Group”) and its respective benchmark index, the Barclays U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds, and its peer group rankings. The Trustees noted that the Fund outperformed its Peer Group average and benchmark, as measured by net asset value, for the one, three, five and ten year periods ended June 30, 2013. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed the Adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. Trustees considered the fees that the Adviser charges to each comparable account and/or investment company managed by the Adviser, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts. The Trustees noted that the advisory fees of the Peer Group ranged from twenty-five basis points to seventy basis points and that the Fund’s advisory fee was in line with the average and median advisory fee of the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points reduction in the advisory fee of 10 basis points on assets in excess of $100 million. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.

The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were not. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 26, 2013. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum.

SHAREHOLDER INFORMATION (Unaudited) — continued

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast in Favor	Withheld
W. Thacher Brown	8,981,405	251,593

Ellen D. Harvey	9,010,302	222,697

Thomas E. Spock	9,015,980	217,018

Suzanne P. Welsh	8,984,507	248,491

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/cutwater-select-income-fund-characteristics.aspx.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2013 was 0.72%.

For the year ended March 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 0.72% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2014.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

SHAREHOLDER INFORMATION (Unaudited) — continued

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

SHAREHOLDER INFORMATION (Unaudited) — continued

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

JOSEPH L. SEVELY

Treasurer

THOMAS E. STABILE

Assistant Treasurer

LEONARD CHUBINSKY

Secretary

MICHELLE HOUCK

Vice President/Chief Compliance Officer

ROBERT T. CLAIBORNE

Vice President

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

CUTWATER INVESTOR SERVICES CORP.

113 KING STREET

ARMONK, NY 10504

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

Pittsburgh, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N    D   E   N   T    R   E   G   I   S   T   E   R    E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Cutwater Select Income Fund

Semi-Annual Report

September 30, 2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cutwater Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President (principal executive officer)

Date	12/04/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President (principal executive officer)

Date	12/04/13

By (Signature and Title)*	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer (principal financial officer)

Date	12/04/13

*	Print the name and title of each signing officer under his or her signature.